Third Quarter 2011 Update September 30, 2011 Bryn Mawr Bank Corporation NASDAQ: BMTC Strong - Stable - Secure Exhibit 99.3

Safe Harbor
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
Please see the section titled Safe Harbor at the end of the presentation for more information regarding these types of statements.
The information contained in this presentation is correct only as of October 27,
2011.
Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Bryn Mawr Bank Corporation
Profile
Founded in 1889 – 121 year history
A unique business model with a traditional commercial bank ($1.8 billion)
and a trust company ($4.5 billion) under one roof at September 30, 2011
Wholly owned subsidiary – The Bryn Mawr Trust Company
Largest community bank in Philadelphia’s affluent western suburbs
26 years on the NASDAQ

WAYNE
WEST CONSHOHOCKEN
EXTON
PAOLI
BRYN MAWR
ARDMORE
HAVERTOWN
WEST CHESTER
NEWTOWN SQUARE
PHILADELPHIA
MEDIA
SWARTHMORE
CHESTER HEIGHTS
WILLOWDALE
CHADDS FORD
ASTON
BROOKHAVEN
CHESTER

3 Southeast PA Footprint 17 BMTC Full Service Branch Locations

Investment Considerations
Quarterly dividend of $0.15 per share, last increase January 2011
Year to Date at September 30, 2011:
Return on Average Assets (ROA):   1.13%
Return on Average Equity (ROE): 11.14%
Solid financial fundamentals and well capitalized
Outstanding target market demographics
New business initiatives driving growth
$4.5 billion wealth management business that provides a significant source of non-interest income

Nine Month Performance at September 30, 2011
Closing price on December 31, 2010: $17.45
Closing price on September 30, 2011: $16.57
2011 dividends declared per share: $0.45
Security or Index YTD 2011 Return Dividend Yield**
BMTC* -2.92% 3.56%
NASDAQ Bank Index* -23.68% 2.29%
KBW Bank Index* -31.43% 1.88%
*Source: Bloomberg
**Trailing 12-month period

6 Growth Initiatives

2011 Strategic Initiatives
3-5-3 Strategic Plan
$3 billion in banking assets - $5 billion in wealth assets – 3 years
(Spring 2013)
Organic growth – opportunistic expansion
Inorganic growth: Additional acquisitions accretive to earnings per share in first 12 months
(excluding
merger
costs)

8 2011 Strategic Initiatives - continued Focus on the net interest margin Continued emphasis on strong credit quality Raise capital as needed Lower the efficiency ratio

9 Financial Review

Financial Highlights
3
rd
Qtr
2011
2
nd
Qtr
2011
1
st
Qtr
2011
4
th
Qtr
2010
3
rd
Qtr
2010
Portfolio Loans & Leases
($ in millions)
$1,278 $1,253 $1,219 $1,197 $1,176
Total Deposits
($ in millions)
$1,351 $1,337 $1,316 $1,341 $1,260
Total Wealth Assets
($ in billions)
$4.50 $4.83 $3.60 $3.41 $3.29
Tangible Book Value Per Share $11.11 $10.91 $11.65 $11.21 $11.03
Tangible Common Equity Ratio 8.48% 8.31% 8.65% 8.01% 7.95%

Financial Highlights - continued
3
rd
Qtr
2011
2
nd
Qtr
2011
1
st
Qtr
2011
4
th
Qtr
2010
3
rd
Qtr
2010
Net Income (Loss)
($ in millions)
$5.02 $4.81 $4.72 $5.57 $(1.02)*
Dividends Declared $0.15 $0.15 $0.15 $0.14 $0.14
Diluted Earnings (Loss) Per
Common Share
$0.39 $0.38 $0.38 $0.46 $(0.08)
Market Capitalization
($ in millions)
$215.0 $262.1 $257.9 $212.8 $210.0
Efficiency Ratio 64.1% 62.0% 62.8% 60.3% 88.7%
* Includes approximately $4.3 million of pretax merger and due diligence related expenses.

12 3.2% 3.4% 3.6% 3.8% 4.0% 4.2% 4.4% Quarterly Net Interest Margin On a tax-equivalent basis 3.66% 3.73% 4.03% 4.01% 3.90%

13 Quarterly Non-Interest Income (As a % of Total Revenue) 10% 20% 30% 40% 50% 32% 32% 34% 38% 37%

Capital Considerations
Maintain a “well capitalized” capital position including a target tangible common equity to tangible asset ratio of 8.00%
Active Dividend Reinvestment and Stock Purchase Plan with Request for
Waiver program
Selectively add capital as needed to maintain capital levels and fund asset growth and acquisitions

Capital Position - Bryn Mawr Bank Corporation
9/30/2011 6/30/2011 3/31/2011
Tier I 11.70% 11.55% 12.07%
Total (Tier II) 14.19% 14.05% 14.52%
Tier I Leverage 9.47% 9.36% 9.80%
Tangible Common
Equity
8.48% 8.31% 8.65%

16 Wealth Division Review

Wealth Assets Under Management, Administration,
Supervision and Brokerage
($ in billions)
Excludes Community Bank’s assets from 2006 - 2007
$2.18
$2.28
$2.15
$2.87
$3.41
$4.50
$1.2
$2.2
$3.2
$4.2
$5.2
2006 2007 2008 2009 2010 9/30/2011

18 Wealth Management Fees ($ in millions) Excludes Community Bank’s fees from 2006 - 2007 $12.4 $13.5 $13.8 $14.2 $15.5 $15.4 $2.0 $6.0 $10.0 $14.0 $18.0 2006 2007 2008 2009 2010 9/30/2011

Wealth Division Highlights
Total Assets Under Management: $4.5 billion
Record 9 Month Revenue: $15.4 million
Private Wealth Management Group (Hershey, PA)
$947 million in assets under management
$2.7 million of revenue from May 27, 2011 through September 30, 2011
Acquired in May 2011
Bryn Mawr Asset Management (Bryn Mawr, PA)
$221 million in assets at September 30, 2011
“Life Out” strategy with other opportunities being evaluated

Wealth Division Highlights - continued
BMTC of Delaware (Greeneville, DE)
$634 million in assets at September 30, 2011
Started de-novo in September 2008
The Delaware Advantage
Lau Associates (Greeneville, DE)
$581 million in assets at September 30, 2011
Acquired in August 2008

21 Credit Review

Portfolio Loan & Lease Growth
($ in millions)
* From 2010 forward, includes the addition of the First Keystone loan portfolio.
$200
$400
$600
$800
$1,000
$1,200
$1,400
2006 2007 2008 2009 2010* 9/30/2011
$681
$803
$900
$886
$1,197
$1,278

Loan Composition at September 30, 2011
($ in millions)
$415
$271
$222
$279
$59
$32
Commercial Mortgages
Commercial & Industrial
Home Equity Lines & Loans
& Consumer Loans
Residential Mortgages
Construction
Leases

Quarterly Asset Quality Data
3
rd
Qtr
2011
2
nd
Qtr
2011
1
st
Qtr
2011
4
th
Qtr
2010
3
rd
Qtr
2010
Non-Performing Loans as a
% of Portfolio Loans and
Leases
1.11% 1.29% 0.88% 0.79% 0.82%
Allowance as a % of
Portfolio Loans and Leases
0.91%* 0.90%* 0.87%* 0.86%* 0.88%*
Allowance as a % of
Originated Loans and
Leases**
1.08% 1.09% 1.08% 1.08% 1.12%
Non-Performing Assets as a
% of Assets
0.88% 0.97% 0.77% 0.69% 0.63%
*Includes the acquired FKF loan portfolio, recorded at fair value, without its previously recorded allowance for loan and lease loss.
**The presentation of this non-GAAP financial measure provides useful supplemental information that is essential to a proper understanding of the financial condition of the Corporation. This non-GAAP measure should not be viewed as a substitute for the financial measures in accordance with GAAP. See slide 33 for a reconcilement.

Quarterly Asset Quality Data - continued
($ in thousands)
3
rd
Qtr
2011
2
nd
Qtr
2011
1
st
Qtr
2011
4
th
Qtr
2010
3
rd
Qtr
2010
Provision for Loan and Lease
Losses
$1,828 $1,919 $1,285 $1,511 $4,236
Allowance for Loan and
Lease Losses
$11,654 $11,341 $10,648 $10,275 $10,297
Net Charge-Offs $1,515 $1,226 $912 $1,533 $3,780
Nonaccrual Loans and
Leases
$14,208 $16,128 $10,781 $9,507 $9,611
Total Non-Performing Assets
(excluding performing TDR’s)
$15,509 $16,939 $13,122 $12,034 $10,781

Small Ticket National Leasing Business
Leases outstanding: $32 million at September 30, 2011
Average yield of 10.21% at September 30, 2011
Profitable in 2010 and 2011 as asset quality significantly improved
Delinquency rate continues to improve:
0.94% at September 30, 2011
2.05% at December 31, 2010
2.87% at December 31, 2009
Top 6 States are 53% of outstanding balance: CA, NY, NJ, TX, PA , FL

Summary
Outstanding franchise in a stable market
Focus on Wealth Services, Business Banking and Private Banking
Investing in growth opportunities today for anticipated earnings growth tomorrow
Sound business strategy, strong asset quality, well capitalized and solid risk management procedures serve as a foundation for potential strategic expansion

Thank You
Joseph Keefer, EVP
610-581-4869
jkeefer@bmtc.com
Duncan Smith, CFO
610-526 –2466
jdsmith@bmtc.com
Ted Peters, Chairman
610-581-4800
tpeters@bmtc.com
Frank Leto, EVP
610-581-4730
fleto@bmtc.com
Aaron Strenkoski, VP – Investments / Shareholder Relations – 610-581-4822 – astrenkoski@bmtc.com

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of
1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn
Mawr Bank Corporation’s (the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,”
“anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”,
“contemplate”, “continue”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.
Safe Harbor

Safe Harbor (continued)
Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions including our acquisition of the Private Wealth Management Group of the
Hershey Trust Company; and other factors as described in our securities filings. All forward-
looking statements and information made herein are based on Management’s current beliefs and assumptions as of October 27, 2011 and speak only as of that date. The Corporation does not undertake to update forward-looking statements.

Safe Harbor (continued)
For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.
This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between the Corporation and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Corporation.
The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.  Any decision to invest in the Corporation’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.

Safe Harbor (continued)
No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety.  Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the
United States before they can invest in the Corporation.

Non-GAAP Allowance Reconcilement
2011 2011 2011 2010 2010
3Q 2Q 1Q 4Q 3Q
$ in thousands
Allowance for loan and
lease losses (GAAP ) $        11,654 $        11,341 $       10,648 $      10,275 $      10,297
Less: allowance for
loan and lease losses
related to acquired
loans 123 104 28 - -
Allowance for loan and
lease losses related to
originated loans  and
leases (non-GAAP) $        11,531 $        11,237 $       10,620 $      10,275 $      10,297
Total portfolio loans and
leases (GAAP ) $   1,278,357 $   1,253,448 $  1,219,449 $ 1,196,717 $  1,176,438
Less: acquired loans 211,445 223,459 233,435 244,833 259,982
Total originated loans
and leases (non-GAAP) $   1,066,912 $   1,029,989 $     986,014 $    951,884 $     916,456
Allowance as a % of
portfolio loans and
leases- GAAP 0.91% 0.90% 0.87% 0.86% 0.88%
Allowance as a % of
originated loans and
leases (non-GAAP) 1.08% 1.09% 1.08% 1.08% 1.12%